                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 4, 1997



                                    Richard J. Almeida
                                    ------------------
                                    Richard J. Almeida

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 3, 1997



                                    Hajime Maeda
                                    ------------
                                    Hajime Maeda

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 3, 1997



                                    Yukihiko Chayama
                                    ----------------
                                    Yukihiko Chayama

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 4, 1997



                                    Hidehiko Ide
                                    ------------
                                    Hidehiko Ide

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 4, 1997



                                    Tsutomu Hayano
                                    --------------
                                    Tsutomu Hayano

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 4, 1997



                                    Mark Kessel
                                    -----------
                                    Mark Kessel

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    January 31, 1997



                                    Michael J. Litwin
                                    -----------------
                                    Michael J. Litwin

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 3, 1997



                                    Dennis P. Lockhart
                                    ------------------
                                    Dennis P. Lockhart

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER her true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 4, 1997



                                    Lauralee E. Martin
                                    ------------------
                                    Lauralee E. Martin

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 4, 1997



                                    Kenji Miyamoto
                                    --------------
                                    Kenji Miyamoto

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 4, 1997



                                    Hideo Nakajima
                                    --------------
                                    Hideo Nakajima

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 3, 1997



                                    Osamu Ogura
                                    -----------
                                    Osamu Ogura

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 4, 1997



                                    Masahiro Sawada
                                    ---------------
                                    Masahiro Sawada

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 4, 1997



                                    Kenichi Tomita
                                    --------------
                                    Kenichi Tomita

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          The undersigned officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:    February 3, 1997



                                    Lawrence G. Hund
                                    ----------------
                                    Lawrence G. Hund